BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







Accelerating Profitable Growth

Investor / Analyst Day

November 11, 2010

DRESSER-RAND.

Disclosure

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information.

The use of words such as "may", "might", "will", "should", "expect", "plan", "outlook", "anticipate", "believe", "estimate", "appear", "project", "intend", "future", "potential" or "continue", and other similar expressions are intended to identify forward-looking statements.

All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements.

These risks and uncertainties may include those discussed in the Company's most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Agenda

DRESSER-RAND.

Agenda

7:30 a.m.	Registration and Breakfast
8:30 a.m.	Welcome (B. Derrico)
8:35 a.m.	Accelerating Profitable Growth (V. Volpe)
9:00 a.m.	New Unit Markets (J. Pacheco)
9:30 a.m.	Aftermarket Services (L. Mozzato)
10:00 a.m.	Coffee Break
10:15 a.m.	Infrastructure Initiatives
	» Americas / Asia Pacific (J. Walker)
	» EMEA (N. Giadrossi)
11:00 a.m.	Technology / R&D Programs (C. Rossi)
11:30 a.m.	Coffee Break
11:45 a.m.	Financial Strategy (M. Baldwin)
12:00 p.m.	Concluding Remarks (V. Volpe)
1:00 p.m.	Lunch and Adjourn

DRESSER-RAND

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Accelerating Profitable Growth

Vincent R. Volpe
President and CEO

DRESSER-RAND.

Safety - Dresser-Rand's Top Priority!

- Global commitment to safety
- Received numerous awards and accolades from clients for safety practices while servicing their equipment


Total Recordable Injury Rate (TRIR)
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
7.55
5.61
3.32
3.59
3.45
1.75
2.19
1.65
0.98
0.90
0.81
0.47
Industry average*
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 YTD

* Industry Average: basis turbine & turbine generator set manufacturing (NAICS code 333611), pump & pumping equipment manufacturing (NAICS 333911) and commercial & industrial machinery and equipment repair & maintenance (NAICS 811300)

DRESSER-RAND.

Vision

Our vision is to earn client loyalty for life.

Mission

Our mission is to provide the most reliable and efficient rotating equipment technology and service solutions and lead in safety, environmental stewardship, quality, and cycle time.

Guiding Principles and Values

Safety and Environment Stewardship are our priorities and critical considerations in everything we do.

Integrity and Ethics guide our conduct and create the foundation for a sound business reputation.

Employee Expertise and responsibility that results from recruiting, training, and developing people, and by encouraging diversity in an environment of integrity, teamwork, and empowerment.

Operational Excellence is our commitment to invest in people, processes, facilities, and supplier relationships that enable us to compete and excel in quality, cost and cycle time.

Innovation enables us to deliver unparalleled value through leading-edge technology and creative solutions.

Lifelong Support focused on servicing a global installed base is essential for our long-term growth and client satisfaction.

Lifelong Loyalty acknowledged by all employees as the ultimate driver of our success. Achieved through disciplined processes and reflects a supportive attitude that delivers long-term relationships with clients.

Shareholder Value is superior financial performance and dramatic growth.

Global Supplier of Energy Infrastructure Solutions

- Approximately 90% of sales for the twelve months ended 12/31/09 of $2.3 billion from oil and gas infrastructure spending

2009 Sales by Business Segment


New Units
55%
Aftermarket Parts and Services
45%

2009 Sales by Destination


Asia Pacific
17%
North America
38%
Middle East/Africa
16%
Europe
19%
Latin America
10%

Future growth fueled by markets outside of North America

DRESSER-RAND

Dresser-Rand Investment Highlights

- Well positioned to benefit from continuing energy infrastructure investment:
  - Traditional oil & gas upstream and downstream growth opportunities
  - Emerging market opportunities (Environmental applications)
- Sustainable Competitive Advantages:
  - Technology
  - Alliances
  - Installed Base
  - Service Network
- Unique Business Model Characteristics:
  - Flexible manufacturing model
  - Proven dependable high margin aftermarket
  - Low capital intensity

Focus on Technology Leadership



DATUM®



U.S. Pipeline Installation
Delivered 2Q08

DATUM® C Multi-stage



Separator Technologies



Petrobras 1st Order
Delivered 3Q10

Topside ICS



Subsea ICS

Separator / compressor differentiates DRC as "only" one in-class

DRESSER-RAND

Largest Installed Base of Rotating Equipment



75,000
15,000
1,500
150
1
50
500
5,000
50,000
500,000
Discharge Pressure (psi)
Inlet Volume (cfm)
Process & Separable Recip
DATUM® (HP)
Gas Reinjection
VECTRA®
CNG
DATUM® ICS
Pipeline Booster
Gas Transmission
Boil-off
LNG
Clean Fuels
PDI
Recip
FCC Expander
Refining
Single-Stage Steam Turbines
Hydrogen
DATUM® Axially Split
Ethylene GTL
Multi-Stage Steam Turbines
Axial
Upstream
Midstream
Downstream

DRESSER-RAND

Extensive Global Presence


Headquarters
Houston, Texas, USA
Paris, France
Regional Centers
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France
Service Centers (39)
Global Operations (12)
Olean, New York
Wellsville, New York
Painted Post, New York
Burlington, Iowa
Houston, Texas
Le Havre, France
Oberhausen, Germany
Bielefeld, Germany
Kongsberg, Norway
Naroda, India
Shanghai, China
Peterborough, UK

DRESSER-RAND.

Most Client Alliances in Industry ~ 50

أرامكو السعودية Saudi Aramco
Statoil
MARATHON
bp
VALERO
elpaso
PEMEX
HESS
SAMSUNG
Chevron
Chevron Phillips
REPSOL YPF
ConocoPhillips
ExxonMobil
BR PETROBRAS
W
DRI
PRAXAIR
PDVSA
woodside
KINDER MORGAN
ENEX
FLUOR
BADAK
FLINT HILLS
MUSTANG
DOW
TEXAS GAS TRANSMISSION, LLC
Transco
Oxy
lyondellbasell
HOVENSA
Panhandle Energy
EQUISTAR

Validation of Dresser-Rand's value proposition

Unique Business Model Characteristics

- ~ ½ revenues tied to energy infrastructure build-out – cyclical
- Flexible manufacturing model used to effectively meet demand swings – enhances ability to maintain new unit margins
- ~ ½ revenues tied to installed base – much less cycle sensitive
- ~ 70% operating income tied to installed base
- Strong value proposition – technology, cycle times, business processes, service network
- Low capital intensity

Strong relative performance in both up and down cycles – supports strong cash flows

Base Business Enablers = Growth ~10% CAGR

- Continued focus on operational excellence
- Creation of Environmental SBU
- Focus on midstream initiative
- Small bolt-on acquisitions
- Create engineering support center in India
- Expand Alliancing with NOCs and more non-US clients
- Ongoing product development (product upgrades, core technology improvements, aftermarket solutions)
- Focus on applied technology business development (non-DRC aftermarket)

CAPEX at present rate of 1½% to 2% of sales and R&D ~ $25 million, sales should exceed $3 billion in 2015

Growth Accelerators

- ICS business development and marinization (subsea) program
- Ramgen “supersonic” compression
- Localization and infrastructure build-out
- Gas turbine repair capability expansion
- Steam turbine flow path / efficiency program
- Substantive contiguous / complementary product platform acquisitions – high speed rotating equipment (not included in analysis)

By increasing CAPEX to 2.5% to 3.5% of sales and R&D to ~ $30 to $40 million per year for 2011 through 2013 sales in 2015 expected to exceed $4 billion

Baseline vs. Accelerated Sales Growth
($ in Millions)


$4.2
$3.4
$2.6
$1.8
2010
2011
2012
2013
2014
2015
Accelerated growth incremental sales ~$900 in 2015

Incremental investment ~ $225 (CAPEX ~ $125 / R&D ~ $55 / NWC ~ $40)
2015 incremental after-tax Income ~$130
Individual project hurdle rate > 20%

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







New Units

Jesus Pacheco
Executive Vice President, New Equipment Worldwide

DRESSER-RAND.

Summary

- Traditional Oil & Gas markets are expected to grow at ~10% CAGR over the next 5-year period
- Emerging markets in the environmental space are expected to grow faster than O&G, at approximately 15-20% CAGR
- D-R's product technology platforms can be applied to serve **both** markets
- D-R's organization re-aligned to take our technology platforms into these markets
- Additional growth opportunities will come beginning in 2012 from incremental investments

Fundamentals Drive Energy Infrastructure Investment

- Population and economic growth
- Maturation of production fields worldwide
- Growing natural gas demand
- Regulatory and environmental initiatives worldwide
- Government support for renewable energy sources
- Aging installed base of equipment
- Increased outsourcing of equipment maintenance and operations

Global marketed energy consumption grows by 49% through 2035
Most of this growth occurs in non-OECD Asia and the Middle East

Source: IEA Estimate

DRESSER-RAND

Oil &Gas Market Growth Drivers

- OECD/IEA Outlook on world energy consumption
  - Fossil fuels ~ 77% of increase in world primary energy demand to 2030
  - **3 MMBO/day** oil demand increase is projected by 2015
  - Existing oil field production declining - expected drop ~ 67% by 2030



tcm
5
4
3
2
1
0
2007
2015
2020
2025
2030
100%
80%
60%
40%
20%
0%
Fields yet to be developed or found
Currently producing fields
Share from fields not yet producing (right axis)

Additional capacity of around 2,700 bcm, or 4 times current Russian capacity, is needed by 2030 - half to offset decline at existing fields & half to meet the increase in demand.

DRESSER-RAND.

SOURCES: XOM – Outlook for Energy, A View to 2030, 12/09
OECD/IEA 2009 World Energy Report

Growth Drivers -
Energy Demand by Sector

- Power generation: 40% of all energy demand by 2030 - fastest growing sector
  - AP, China, M/E, Latin America and Africa ~ 1.3 billion people still without access to electricity by 2030
- Industrials, second largest demand sector - heavy industry & chemicals
- Transportation is third, dominated by oil (98%), will grow by >50% by 2025
- Residential / commercial demand: 900 million additional households by 2030, 90% in non-OECD countries
  - Basic needs: ~2.5 billion people around the world do not have access to modern fuels for cooking or heating

SOURCES: XOM – Outlook for Energy, A View to 2030, 12/09

Environmental Market Primary Growth Drivers

- Rise in energy demand in emerging countries
- Distributed power generation - lack (emerging economies) or old (Western world) transmission infrastructure
- Energy security - renewable power is an indigenous power source
- Renewable mandates adopted in western countries
- Regulatory EPA ruling (Recent GHG Tailoring Rule) on mandatory permitting for CO2-emitting stationary facilities may accelerate Carbon Capture & Sequestration (CCS) projects
- Increasing energy efficiency in power generation and oil & gas facilities
- Emerging green power (e.g., Biomass, Concentrated Solar Power, Waste to Energy, Energy Storage)
- Managing greenhouse gas (GHG) emissions (i.e. CCS)

Source: Frost & Sullivan

Environmental Market Primary Growth Drivers
(Cont'd)

- Trends supporting Combined Heat & Power (CHP):
  - Decentralized power generation, emerging countries development, energy efficiency and lower GHG
  - Expectations of 15-20% annual growth in the next 5 years
- Geothermal resurgence due to renewable mandates
  - Global installed capacity (10 GW) expected to triple by 2020
  - USA (~ 4 GW) to lead activity in next 5 years. Europe driven by Italy, Iceland, Turkey and Germany
  - SE Asia with 40 GW of potential (Indonesia / Philippines)
- Concentrated Solar Power (CSP)
  - US and Spain dominate current market. Italy very active. Middle East set for explosive growth, as well as India and Australia

CAGR for renewables is ~ 1.5X Oil & Gas

Source: Frost & Sullivan

Upstream – FPSO / LNG

- Floating Production, Storage & Offloading (FPSO)
  - Over 100 projects next 5 years
  - Asia, West Africa and Latin America
  - ~ $200,000 of compression equipment per one million SCF of gas production
- Liquefied Natural Gas (LNG)
  - ~ 145 million tons of capacity planned over next 5 years
  - Floating LNG is an emerging market
  - DRC award for the world's 1st floating liquefaction plant
  - Tracking ~ 60 LNG projects (more than 20 FLNG)

FPSO



LNG


L
N
G

DRESSER-RAND.

Midstream – Pipelines & Storage

- Investment driven by increasing gas consumption, increase in unconventional gas (coal bed methane & shale) and aging / inadequate infrastructure
- Growth in Asia, China, India, US
- Acquisitions strengthen position
  - Arrow
  - Enginuity®
  - Compressor Renewal Services



DRESSER-RAND.

Downstream – Refining / Petro-Chemical



- Major Market Drivers
  - Environmental Compliance
  - Capacity Expansion
  - Energy Conservation
  - Increased Demand
  - Difficult Crudes
- Expect considerable activity in Latin America, the Middle East, India and China
  - Over 10 million bpd of refining capacity in FEED / planning
  - Transportation fuels consumption projected to grow > 50% by 2025
  - Chemical / Petro-chemical recovering slowly
- Opportunity for DRC is approximately $50 million of equipment for every 200,000 bpd

Compressed Air Energy Storage (CAES)

- Concept:
  - Compress air into cavern at night – use energy
  - Expand air during day – produce energy
- DRC Experience & Technology - Only operating installation in North America
- Tracking ~ 20 projects (100 MW ~ $50MM opportunity)
- Potential to combine with wind and solar



McIntosh Alabama CAES Facility


Off Peak Electricity In
Peak-day Electricity Out
Fuel
Heat Exhaust
Low & High Pressure Expanders
Motor & Compressor
Air
Air
Generator
Turbines
Recuperator
2200'
Air
Air
338 MMcf Limestone Cavern
Air In/Out

CO_2 Compression / Carbon Capture & Sequestration

- DRC has a significant amount of installed horsepower worldwide compressing CO2
- CO_2 compression for Enhanced Oil Recovery (EOR) increasing
- Opportunity for carbon capture & sequestration (CCS) involving coal-fired power plants
- Potential for carbon tax or Cap & Trade incentives
- Rampressor™ advanced supersonic compressor technology under development

CO2 Sequestration


Dispersed CO_2
Carbon dioxide uptake by forests, biomass plantations, and degraded mine lands that are restored
Carbon-based products (e.g. fuels, power, wood, plastics)
Capture and separation
Soil amendments
Pond with bacteria
CO_2
Pipelines
Coal bed methane formations
Geological formations
Depleted oil or gas reservoirs
Deep aquifer

Ramgen™ "Game Changing" Technology



Leveraging Product Platforms Across Energy Infrastructure Markets

Product Technology Platforms	U/S	M/S	D/S	EOR	CHP	Bio Mass	CSP	WTE	CAES	CCS
	Oil and Gas Market				Environmental Market					
Centrifugal	x	x	x	x					x	x
Reciprocating	x	x	x	x	x			x		
Axial			x						x	
DATUM I & ICS	x	x	x	x						x
Ramgen			x	x						x
Gas Turbines	x	x	x	x	x			x		
Steam Turbines	x		x		x	x	x	x		
Expanders			x						x	
Controls	x	x	x	x	x	x	x	x	x	x
Rotary Separators	x	x	x	x						x

Key

U/S: Upstream
M/S: Midstream
D/S: Downstream
EOR: Enhanced Oil Recovery
CHP: Combined Heat & Power
CSP: Concentrated Solar Power
WTE: Waste to Energy
CAES: Compressed Air Energy Storage
CCS: Carbon Capture & Storage

100 % product technology overlap

DRESSER-RAND.

D-R's Organization Alignment

- Two market-based Client Facing groups
  - Oil & Gas
  - Environmental Solutions
  - Focus on the unique requirements of each segment with a Value Selling approach
- One product technology support organization
  - Singular organizational template – worldwide and across all product technology platforms
  - Common governance and singular business processes

Business resource alignment
robust and singular execution world wide

DRESSER-RAND

Additional Growth Opportunities

- Technology platform extensions
  - DATUM® I and ICS
    - Integrated separation and compression in one casing
  - Ramgen™
    - High ratio, compact compression for heavy gases
  - Steam turbine flow path improvements
    - More power per pound of steam
- Strategic infrastructure build out where localization is a client priority
  - Brazil, Russia, China, India, Saudi Arabia, Kazakhstan
    - Local contents: added value, service and technical support
    - Local relationships: clients, business organizations, service providers, supply chain

Augmenting growth through only-in-class technology differentiation and local infrastructure and service

New Units - Served Industry Market (SIM)

Served Industry Market (SIM) 2010 Total SIM ~$8 billion

Served Industry Market (SIM) 2015 Total SIM ~$15 billion


Oil and Gas
Upstream
Midstream
Downstream
Environmental
CHP
CAES
Biomass
Other
Other Industries

	CAGR '10 - '15
Energy Infrastructure:	
Upstream	12%
Midstream	8%
Downstream	8%
Oil & Gas	10%

	CAGR '10 - '15
Environmental:	
CHP	18%
CAES	NA
Biomass	10%
Other	17%

	CAGR '10 - '15
Other Industries	10%
Total SIM	12%

DRESSER-RAND

New Unit Revenues


$2.2
$1.5
$0.8
Growth Accelerators:
- ICS program
- Ramgen™ "supersonic" compression
- Steam turbine flow path improvements
- Localization and infrastructure build-out
Baseline at 10% CAGR
2010
2011
2012
2013
2014
2015

Growth accelerators should add ~ $500 million by 2015

Conclusions

- End markets provide the fundamental opportunity to grow
- Baseline growth strategy driven by value selling, organizational alignment and leveraging product technology platforms across **both** end markets
- Our Long Range Plan calls for investment in technology, local infrastructure and development of emerging market channels to exploit the opportunity
- Most of the required actions are already in motion

Greater than $2 billion new units sales expected in 2015

DRESSER-RAND.

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Aftermarket

Luciano Mozzato
Executive Vice President Services Worldwide

DRESSER-RAND.

Global Supplier of Energy Infrastructure Solutions
Summary

- Base business growth at ~10% CAGR is sustainable and will deliver $1.6 billion in sales by 2015. Accelerated initiatives will deliver ~15% CAGR in excess of $2 billion by 2015.
- The key ongoing initiatives:
  - Continued focus on safety
  - "Lean" Service Centers rollout
  - Employee training
  - Recapture the Midstream Segment
  - Ongoing expansion of service center footprint
  - Service Contracts
- Acceleration Initiatives
  - Applied technology
  - Expansion of gas turbine capabilities
  - Small, "Bolt-on" acquisitions

Global Supplier of Service Solutions

2009 Booking by Component



Repairs
18%
Parts
53%
29%
Field Service

2009 Booking by Destination



Middle East / Africa
Latin America
13%
11%
Asia Pacific
9%
Europe
23%
44%
North America

Approximately ½ of total company revenues

DRESSER-RAND.

Market Drivers



- Recovery to stable markets
  - Clients regain confidence and resume spending
- IOC to NOC transition
  - NOCs are more reliant on complete service providers
- Changing client demographics
  - Increased outsourcing due to diminishing internal expertise
  - Client focused on total cost control
- Increase in installed base due to extended and strong new equipment bookings
  - Facilitates installation opportunities and lifetime service contracts
- Opportunities for “bolt-on” acquisitions are improving
  - Market conditions make targets for small acquisition more available
- Environmental regulations / controls (NESHAP)
  - Expanding portfolio of technologies and solutions

DRESSER-RAND.

Full Range of Services

- Field Service
- OEM Parts
- Repair
- Product Training
- Control Systems
- Upgrades
- Revamps/Rerates
- Applied Technology





Complete service solutions

Most Extensive Service Network in the Industry


Edmonton, Alberta Canada
Naperville, IL
Hamilton, OH
Seattle, WA
Sarnia, Ontario
Horsham, PA
Rancho Dominguez, CA
Chesapeake, VA
Chula Vista, CA
Atlantic Beach, FL
Kiefer, OK
Tulsa, OK
Jena, LA
Odessa, TX
Baton Rouge, LA
Houston, TX
Maracaibo, Edo. Zulia Venezuela
Couva, Trinadad & Tobago
Campinas - SP, Brazil
Spijkenisse, The Netherlands
Kongsberg, Norway
Aberdeen, Scotland, U.K.
Peterborough Cambridgeshire U.K.
Oberhausen, Germany
Bielefeld, Germany
Le Havre, France
Genoa, Italy
Chirchik, Uzbekistan
Shanghai, PRC
Rayong, Thailand
Abu Dhabi UAE
Kemanan, Terengganu, Malaysia
Port Harcourt Nigeria
Baroda, India
Luanda, Angola
Kuala Lumpur, Malaysia
Cilegon, Banten, Indonesia
Centurion, South Africa
Regional Centers
Kuala Lumpur, Malaysia
Houston, Texas
Le Havre, France
Service Centers (39)

Service is being close to clients - owning the site

DRESSER-RAND

Key Initiative –
Focus on Safety

Worldwide Services Recordable Injuries (2005-2010)


35
30
25
20
15
10
5
0
2.0
1.5
1.0
0.5
0.0
TRIR
Number of injuries
1.79
1.81
0.41
0.56
0.40
0.31
30
32
9
12
10
6
2005
2006
2007
2008
2009
2010

Safety is #1 priority for DRC and many clients

Some Safety Awards Received



2007
WorkSafe



Chevron Products Company
El Segundo Refinery
Chevron
DRESSER RAND
Achieved Safety Excellence
Gold Star Award
No Lost Time or Recordable Injuries in 2007



Associated Builders and Contractors
S.T.E.P. AWARD
Dresser Rand Company
ABC



Certificado

NPRA® Awards
for 2008 & 2007

NPRA®



WORK SAFE
ALBERTA
Dresser-Rand Canada Inc.
Alberta



Porque Hemos Alcanzado la Meta Ceros Accidentes Laborales.
Dresser-Rand
Tiene el Agrado de Invitarlos a Celebrar
"LA SEMANA DE LA SEGURIDAD"
En Conmemoración al Cumplimiento de los 5 Años Sin Accidentes el 18/10/07



Award of Safety Excellence
ConocoPhillips Alaska, Inc.
Alpine
Safety Recognition
Dresser Rand
Field Support Services
2007 Safety Performance



Chevron
CERTIFICATE OF SIGNIFICANT SAFETY ACHIEVEMENT
Dresser Rand

...ENERGY AND THE ENVIRONMENT INTO HARMONY

Key Initiative -

Operational Excellence Service Center

"FORMULA 1" lean rollout





Before





After



Electronic Production Schedules





- Improved client satisfaction
- Greater employee engagement
- Work flow improvement
- Improved productivity

Key Initiative -

Operational Excellence Service Center

"FORMULA 1" lean rollout

Before





After







- Improved safety
- Employee training
- Work cell layout
- Point of use tooling boards

Key Initiative –

Training

A Competitive Differentiator


Internal Training Hours Per Year
Training Hours
25000
20000
15000
10000
5000
0
2007
2008
2009

Building on a strong commitment to our clients and employees

DRESSER-RAND.

Key Initiative – *Employee Training*

Developing D-R Personnel

- Technical Curricula:
  - Gas Turbine Technician & Specialist
  - Rotating Equipment Technician II
  - Rotating Equipment Technician I
  - Rotating Equipment Leadman
  - Recip Compressor Technician & Specialist
  - Turbo Compressor Technician & Specialist
  - Steam Turbine Technician & Specialist
- Service Excellence Training


WORLDWIDE
Premier Service
Knowledge
Technology
FIELD OPERATIONS
DRESSER-RAND
GAS TURBINES SPECIALIST
GAS TURBINES TECHNICIAN
RECIP COMPRESSORS SPECIALIST
RECIP COMPRESSORS TECHNICIAN
TURBO COMPRESSORS SPECIALIST
TURBO COMPRESSORS TECHNICIAN
STEAM TURBINES SPECIALIST
STEAM TURBINES TECHNICIAN

Training yields consistent quality & client service performance

DRESSER-RAND

Key Initiative –
Applied Technology (Non-OEM)



Annual Bookings ($000's)
180000
160000
140000
120000
100000
80000
60000
40000
20000
0
30% CAGR
2005
2006
2007
2008
2009
2010 E

(Revamps, Parts / Upgrades, Repairs, Service)

Estimated Market - ~ $3 Billion:
- Revamps
- Field Service
- Repairs
- Upgrades

Given market size of ~$3 billion, this initiative should continue to drive growth

DRESSER-RAND

Key Initiative -
Expansion of Gas Turbine Repair Capacity

- Initial investment in Leading Edge® Turbine Technology (LETT) based in Houston
- Rolling out capacity in several key geographic markets
- "Bolt-on" technical expertise, tooling, and processes to existing service center infrastructure
- Incremental Investment Return expected to significantly exceed weighted average cost of capital

Estimated market ~ $3 to $4 Bn



Sales expected to exceed $100 million by 2015 with room to continue to grow

DRESSER-RAND

Key Initiative -

Expansion Service Footprint



- Additional planned service footprint ranging from - Service bases, satellite repair to full service and repair base
  - North America
  - South America
  - Asia Pacific
  - European Served Area
- Roll out Gas Turbine (GT) repair capabilities in key geographical locations



20 to 30 service locations to be added over 5 years

DRESSER-RAND

Key Initiatives Summary -
Overall Share Analysis

2010
Market Size: $ 10+ B
Market Share: < 10%

2015
Market Size: $ 15+ B
Market Share: < 14%


Turbo, Recip, Steam
D-R
Non D-R
Minimal investment
GT
D-R
Non D-R

Service volume expected to exceed $2 billion by 2015 (double 2010 sales) based on growth initiatives

DRESSER-RAND.

Client Spend included in the categories above

Aftermarket Revenues


$2.0
$1.6
$1.2
$0.8
Growth Accelerators:
- Gas turbine expansion
- Applied technology
- Operational excellence
- Training
Baseline @ 10% CAGR
2010
2011
2012
2013
2014
2015

Growth accelerators should add ~ $400 million by 2015

DRESSER-RAND

Conclusions

- The market spend on OPEX is now starting to improve
- We expect D-R share of the total market opportunity to grow based on "value" selling, responsiveness, cost reduction, operational excellence initiatives and applied technology
- Additionally, the market size will expand significantly due to the inclusion of the gas turbine repair business and ongoing bolt-on acquisitions
- Growth in share and market size expected to yield sales in 2015 in excess of $2 billion

Leveraging incremental investment in people, processes, technology and footprint

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Infrastructure Initiatives

Jerry Walker
Vice President and General Manager,
Americas Operations & Asia Pacific Operations
Nicoletta Giadrossi
Vice President and General Manager,
Europe, Middle East & Africa Operations

DRESSER-RAND

Summary

- Consistent focus on Safety, Quality and Cycle Time
- Continuous improvement in productivity through Global Supply Chain, Engineering, and Process Innovation
- Ramp up investment in infrastructure to localize significant parts of our value chain in National Oil Company countries

Projects execution "drumbeat" owned by executive staff

Americas & Asia Pacific Profile


BURLINGTON - Steam
IOWA
OLEAN - Turbo
PAINTED POST - Recip
WELLSVILLE - Steam
NEW YORK
NARODA - Recip
Gujarat, India
SHANGHAI - Recip
China
Regional HQ
KUALA LUMPUR
Malaysia
Rio - Projects
Brazil

Americas Key Data	
Service Centers	17
Factories	4
Employees	3400
Revenue '09	n
% Installed Base	~65%

Asia Pacific Key Data	
Service Centers	5
Factories	2
Employees	600
Revenue '09	M
Base	~10%

DRESSER-RAND

Operational Performance - *Americas and Asia Pacific*


Safety
(Total recordable injury rate)
1.5
1.2
0.9
0.6
0.3
0.0
2007
2008
2009
2010
62% reduction


Quality
Cost of quality
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2007
2008
2009
2010
41% reduction

- Work Environment
  - Housekeeping
  - Six Sigma
  - Reduced hand injuries
- Culture
  - Sustainability programs
  - Everyone involved
  - Accountable
  - Team led initiatives & committees
  - '2 minutes for safety' - think before acting

Continued emphasis as top priority

- Tracking and Reporting
  - Data mining
  - Defect management
  - Supplier qualification and management
- Organizational Change Management
  - Six Sigma
  - Design for quality
  - Exhaustive root cause analyses
  - Supply quality management

41% reduction in past 4 years

DRESSER-RAND

Operational Performance


Productivity
150
100
50
0
Avg. 2.9% per year
2007
2008
2009
2010

- Design for cost
- Lean transformation
- Strategic and tactical make / buy
- Sales & Operational Planning
- Efficiency and utilization
- Project management excellence
- Global supply chain leverage


Cycle Time
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
10-15% reduction
2007
2008
2009
2010
units
parts

- Flexible capacity model
  - Manufacturing and engineering
- Design for cycle time
- Sales & Operational Planning
- Critical path management
  - Real time project scheduling
- Predictable cycle times independent of volume

Significant cycle time reduction a proxy for client satisfaction, productivity, and quality

DRESSER-RAND

Brazil

- Market Opportunity
  - Pre-Salt development
  - $200+ billion capital investment
- D-R Position
  - Project operations – Rio
  - Repair center - Campinas
- Key Target Customers
  - Petrobras – upstream and downstream
    - Long term relationship
    - Large installed base
    - First ICS
- Infrastructure Initiative
  - Localization requirements
  - Projects, engineering and sourcing
  - Expanded local service capability


Brasília
Maceió
Campinas
Rio de Janeiro

Multi-billion dollar near-term compression opportunity

DRESSER-RAND

China


People's Republic of China
Beijing
Shanghai
Hong Kong

- **Market Opportunity**
  - $1.5 billion per year
  - Compression and Steam
  - Lack of well-established international supplier
- **D-R Position**
  - Key supplier of imported equipment
  - Strong presence in turbo & recip compressors
  - Sales office in Beijing & Shanghai, factory in Shanghai
- **Key Target Customers**
  - Top 3 national oil companies: Sinopec, CNPC, CNOOC
    - Increased emphasis on service expertise
- **Infrastructure Initiative**
  - Expand local technical presence and expertise
  - Develop supply chain for global supply and increased local content

Significant long-term opportunity, local service capability required

DRESSER-RAND

India

- Market Opportunity
  - Rapidly Growing Economy -8.5%YOY
- D-R Position
  - Naroda Factory
  - Baroda Service Center
  - Pune Engineering Support Center
  - Sales Offices
- Key Target Customers
  - 268 Domestic clients
  - SOE's :O&G/Fertilizers/Petrochem
  - Large Private O&G/Petrochem Corporations
- Infrastructure Initiatives
  - Larger Recips
  - Local Packaging – multiple products
  - Exports for Middle East, Latin America, AP


India
Naroda
Baroda
Mumbai
Pune
Kolkata
Chennai

Well-established presence, opportunity to expand into turbo, steam and export

Korea

- **Market Opportunity**
  - >$1billion annual spend by Korean EPCs & shipbuilders on rotating equipment
  - Korea underserved with OEM repair capability
- **D-R Position**
  - Supported remotely from Tokyo and KL
- **Key Target Customers**
  - Shipbuilders such as DSME, SHI, HHI
  - EPCs such as Daelim, Samsung, SKEC, Daewoo
- **Infrastructure Initiative**
  - Samsung-Techwin packaging (Changwon) - FPSO/FLNG and domestic downstream; local support to Korean EPCs export; foundation for local sourcing for local and global needs
  - Local sales/support office (Seoul), exploring repair shop alternatives


South Korea
Seoul
Changwon

Rapidly growing business opportunity with engineering contractors

Indonesia

- Market Opportunity
  - Low labor rates for component repair
  - Large Gas Turbine and geothermal Steam turbine installed base


Jakarta
Indonesia

- D-R Position
  - Repair facility – Cilegon
  - Supports O&G installed base
- Key Target Customers
  - Pertamina and related entities
  - Expanding to state-owned and independent power producers.
- Infrastructure Initiative
  - Expand Cilegon repair center and technical capability

Established service capability, targeting new customers and markets

DRESSER-RAND

EMEA Profile


Kongsberg
Spijkenisse
Aberdeen
Manchester
Moscow
Peterborough
Oberhausen
London
Milan
Bielefeld
Tribogna
Madrid
Uzbekistan
Le Havre
Dammam
Abu Dhabi
Nigeria
Angola
Johannesburg

Key Data	
Locations	20
Service Centers	10
Factories	6
Employees	1600
Revenue '09	~$ 1Bn
% Installed Base	~35%

DRESSER-RAND.

Operational Performance - EMEA



Safety
(Total recordable injury rate)
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
19% reduction
2007
2008
2009
2010

- Solid processes & safety culture in place across locations
- Addition of new geographies with immediate safety "ramp up" plan
- Driver of employee satisfaction and client differentiation

Continued emphasis as top priority



Quality
Cost of quality
1.0
0.9
0.8
0.7
0.6
0.5
0.4
26% reduction
2007
2008
2009
2010

- Consistently outperforming global targets
- Working through applying prevention processes in new geographies

26% reduction in past 4 years

DRESSER-RAND.

Operational Performance- EMEA


Productivity
Avg. 5.5% per year
150
100
50
0
2007
2008
2009
2010


Cycle Time
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2007
2008
2009
2010
units
parts

- Continuous improvement in parts & units cycle time…
- Helping cash cycle and inventory management

Significant cycle time reduction a proxy for client satisfaction, productivity, and quality

DRESSER-RAND.

Kazakhstan

- Market Opportunity
  - 3.3% of world proved reserves
  - 1.6% of total world oil production
  - Significant rotating equipment installed base


Kazakhstan

- Key Target Customers
  - Tengiz TCO
  - Karachaganak (KIO)
  - Kashagan (KCO)
  - Uzen (Uzenmunaigaz)
  - Zhanazol
  - Kumkol (Turgai Petroleum)
  - Soyuz Pipeline
- D-R Position:
  - Entry with KTR (Kasturboremont): $30M Newly-Opened Service Center

MOU to offer joint services product portfolio and technical assistance…become part of the local scenery

Kingdom of Saudi Arabia

- Aramco Investing $120 billion
- Kingdom Investing $300 billion in infrastructure
  - Power Generation & Water Desalinization
  - Gas Turbine Repair
- D-R Position
  - Historically, Transactional Parts & Repairs
  - Installed Base from late 1970s
  - $180 million new installations from ‘12 to ‘14
- Key Customers
  - Aramco – Corporate Procurement Agreement
  - SABIC- Negotiations in Process
- Multi-faceted Localization Program:
  - Joint R&D program Aramco/King Fahd Uni/Lehigh Uni/D-R
  - Local Hiring and Training for Services
  - Manufacturing, Packaging and Service Facility, maximize in-Kingdom value


Kingdom of Saudi Arabia
Abu Dhabi

Key – Red = Dresser-Rand / Yellow = Major Refinery Locations

Focus on "Saudization" and dovetail with Saudi priorities

DRESSER-RAND

Angola

- Market Opportunity
  - 20% of African regional oil supply
  - 4% demand by 2014
- Key Customers
  - BP
  - Chevron
  - Total
  - Petromar
  - Chevron
  - Sonangol (National Oil Co)
- D-R Position
  - Significant Installed base
  - Legal entity in Luanda
  - Services Bookings Growth in last 5 years…$10M '09
- Infrastructure
  - Strengthening ability to support aftermarket with local technical capability


Angola

Strategic location for mid-term opportunities

DRESSER-RAND

SubSahara Africa



- Market Opportunity
  - Large installed base in South Africa
- Key Customers
  - Sasol
  - Chevron
  - Natref
  - Sapref
  - PetroSA
  - Impala Platinum
- D-R Position
  - TMFS Acquisition 3Q10. Integration completed
  - Applied Technology, Re-Engineering and Engineered Solution Regional Pole of Expertise
  - Local Management team contacts and network

Investing for the future, positioned for structural growth in the region

Conclusion

- Significant growth opportunity in emerging markets
- Can better serve these markets through localization
  - Time zone, language, culture friendly
  - Supports government growth initiatives
- Localization provides:
  - New equipment growth
  - Long term stream of profitable aftermarket growth
- Each investment is expected to generate returns well in excess of the company's weighted average cost of capital
- Investments are in addition to the "normal" spend expected over the period in new service centers and existing expansions

Local infrastructure to accelerate profitable growth

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®







Investment in Technology for Accelerated Growth

Chris Rossi
Vice President Technology and Business Development

DRESSER-RAND.

Summary

- On going R&D spend of approximately 1% of sales supports ~10% CAGR in New Units and Aftermarket business
- Three major platform extension launches in 2011 to accelerate profitable growth
  1. Integrated Compression System (ICS) marinization program
  2. Steam Turbine Flow Path Efficiency Program
  3. Supersonic Compressor (RAMPRESSOR™)
- Incremental R&D spend of approximately $10 to $15 million per year over three years
- Expected IRR on each project in excess of weighted average cost of capital

Technology Platform Build out for Accelerated Growth

Integrated Compression/Subsea (ICS)

- Separator/Compressor Differentiates DRC as "Only" in Class
- Next Generation for ICS
- Subsea Compression as Next frontier for Upstream O&G



Supersonic Compression

- Game Changing Compression Technology
- Premier Competitive Solution for Carbon Capture and Sequestration and Enhanced Oil Recovery
- Also applicable to medium to high mole weight applications



Steam Turbines

- High Efficiency at Lower Cost
- Competitive for Oil & Gas and Renewable based Power Generation and compressor (mechanical) drive solutions



Building out core technology platforms

Technology Build out R&D Spending


Building out core technology platforms
- ICS / subsea
- Reaction turbine technology
- RAMPRESSOR™
1.9%
1.7%
1.5%
1.3%
1.1%
0.9%
0.7%
0.5%
Continue advancing core technology platforms
2009
2010(E)
2011(E)
2012(E)
2013(E)
2014(E)
2015(E)
R&D spend (% of sales)

Build out of core to fuel accelerated growth

DRESSER-RAND

(I) Integrated Compression System (ICS) - Concept

- Conventional Compression System





INLET SEPARATOR → COMPRESSOR → GEAR → MOTOR → GAS COOLER

U.S. Pipeline Installation Delivered 2Q08

- D-R's Separator-Compressor System





ROTARY SEPARATOR INTEGRATED WITH DATUM C COMPRESSOR → COMPACT, HIGH SPEED MOTOR → GAS COOLER

- D-R's *Integrated Compression System*

COMPACT, HIGH SPEED MOTOR
GAS COOLER
ROTARY SEPARATOR INTEGRATED WITH COMPRESSOR



Petrobras 1st Order Delivered Q3 2010

- DATUM® compressor and proprietary separator technology
  - ➲ Only from D-R
- Breakthrough technologies fully integrated
- Upstream, downstream, offshore & onshore
- Marinization
  - ➲ Sub-Sea applications



DRESSER-RAND.

ICS – Widening the Technology Gap



D-R's INTEGRATED COMPRESSION SYSTEM
COMPETITORS' DESIGNS
D-R's INTEGRATED SEPARATOR COMPRESSOR DESIGN
COMPRESSOR
MOTOR
SEPARATOR
COOLER

Separator / compressor differentiates DRC as "only" one in-class

DRESSER-RAND.

Competing Technologies

DATUM® ICS main features	Competiton	DATUM® ICS advantage
"Only-in-class" patented turbo separator 	 separation system + compressor	- Compact footprint & weight - Reliability - less ancilary system complexity
	Wet compressor	- Lower energy consumption - Better reliability
Integrated compression system 	None so far	- Unique solution

Qualification of DATUM® ICS Completed

- P18 delivered Q3 2010
- Successful rigorous endurance testing before shipment.
- Start of operation expected early 2011
- Technology well protected with more than 100 patents filed worldwide.

ICS Package on Test



Future Growth Platform - ICS Value Proposition

Offshore Application: Gas Lift Compression Module


3 Compression Trains
Arranged in 2 Modules
Drive Motors, Gears & Compressors
Process Coolers
Process Separators
Lube & Seal Systems

Conventional Module Design


3 ICS Compression
Systems
Arranged in 1 Module!
Footprint required by 3 ICS

Dresser-Rand's ICS Offering

- ICS Savings vs Conventional 3-train Compression Module Design
  - ~15,000 ft^2 deck space ➲ **~ 65% reduction**
  - ~1,200 tonnes ➲ **~ 50% reduction**
  - Total Module Savings for a typical platform ➲ **~ 20 MM$**
- ICS Savings vs competitors' compact offering for a 3-train Compression Module
  - ~10,000 ft^2 of deck space ➲ **~ 50% reduction**
  - ~ 600 tonnes ➲ **~ 30% reduction**
  - Total Module Savings for a typical platform ➲ **~ 10 MM$**

Smaller, lighter, shorter cycle time = real value

DRESSER-RAND.

ENERGY AND THE ENVIRONMENT INTO HARMONY

Market Opportunities

Upstream


Onshore

Product Ready for Launch


Offshore

First Production Unit Shipped


Sub-sea

Incremental R&D 2011 and 2012

Midstream


Transport

Product Ready for Launch

Downstream

Refining



Product Ready for Launch

Applicable to both brown and green field markets

DRESSER-RAND

DATUM® ICS Topside to Subsea



- **Topside DATUM® ICS =**
  - **DATUM® I Compressor**

    +
  - **Topside packaging Solution**


DATUM® I

- **Subsea DATUM® ICS =**
  - **DATUM® I Compressor**

    +
  - **Subsea Packaging Solution**

In conjunction with subsea integrator



DRESSER-RAND

Subsea Compression Development Steps



Design marinized DATUM I (2010/11)

Integrate in subsea module (2011)

Build subsea unit in module (2011/12)

Qualify complete module (2012)

Subsea implementation (2014)

With integrator(s)

DRESSER-RAND

(II) Building on D-R Core Steam Turbine Technology to Serve Adjacent Space

- Existing Market Applications
  - Compressor drive – oil and gas
  - Pump drive – nuclear
  - Distributed power generation
  - Propulsion drive & power generation – navy
  - Sugar mills & other industrial applications

- Adjacent Space Opportunities
  - Geothermal
  - Concentrated solar thermal
  - Biomass / waste to energy


Environmentally-friendly distributed power generation <10MW
Order potential (GW)
~15 to 20% CAGR
0
2
4
6
8
10
12
2009
2010
2011
2012
2013
2014
2015
Source: McCoy, EIA, IEA, Internal analysis

DRESSER-RAND

Steam Turbine Technology Platform

- Current D-R Technology
  - Robust design
  - High reliability and efficiency

+

- Improved flow path
  - Robust design with higher efficiency

==============================

- D-R's Steam Turbine version of the DATUM®
  - Meet future needs in O&G, Petrochemical, & Industrial markets as regulations drive reduced carbon footprint requiring higher efficiency turbines
  - Technology demonstration 2011/12
  - Product launch 2013



10MW
100MW
Planned improvements
Current
50MW TG set
2% = ~4MM
lifecycle savings
Efficiency
Volume flow



DRESSER-RAND

(III) Future Growth Platform –
Ramgen Supersonic Compression


F-15 inlet cross section
Rampressor rotor

Ramgen's Patented Supersonic Compression Technology

Emerging Market: Carbon Capture, Utilization, and Sequestration


Post combustion
Pre combustion (IGCC)
Oxyfuel
Industrial processes
Power & Heat
Gasification
Air Separation
Raw material
Gas, Ammonia, Steel
CO2 Transmission
CO2 Injection (Storage)

Requires a significant amount of compression equipment

Supersonic Compressor vs. Centrifugal Compressor

Value Proposition

Ramgen® vs. Traditional CO_2 compressor

- 65 % capital cost reduction
- 25 % operating cost savings
- Better turn-down efficiency
- Comparable efficiency level



RAMPRESSOR™
2-stage 10,000 HP
compression system



Competitor
8-stage 10,000 HP
compression system

Emerging Market:
Carbon Capture, Utilization, and Sequestration


Dispersed CO_2
Carbon dioxide uptake by forests, biomass plantations, and degraded mine lands that are restored
Carbon-based products (e.g., fuels, power, wood, plastics)
Capture and separation
Soil amendments
Pond with bacteria
CO_2
Pipelines
Coal bed methane formations
Geological formations
Depleted oil or gas reservoirs
Deep aquifer

- Large emerging market
  - Over 100 projects per year by 2020
  - $2 billion per year in compressor equipment needed
- Driven by pending carbon policy legislation
- Compression
  - 1/3 of total installed cost
  - D-R has significant CO2 compression experience worldwide (e.g., CO2 enhanced oil recovery)
  - D-R investing in Ramgen to develop a supersonic compressor that will substantially reduce cost of compression

DRESSER-RAND

RAMPRESSOR™ enhances CAES Value Proposition

D-R's CAES Solution

- Shovel ready
- McIntosh Alabama - one of only two sites operating in the world (19 yrs experience)
- Electric rate arbitrage
- Battery for renewables



- **RAMPRESSOR™**
  - Compression Sections 2
  - Waste Heat Recover Units 2
  - High Grade Heat
  - 20% Power Recovery
- **DATUM®**
  - Compression Sections 4
  - Waste Heat Recover Units 4
  - Low Grade Heat
  - 12% Power Recovery
- \+ other markets where the product may be applied

RAMPRESSOR = $10MM (33%) savings on compression equipment and $115MM (14%) lifetime operating cost savings

D-R's Investment in RAMGEN® Power Systems, LLC

- Ramgen®
  - Seattle, WA based R&D Company specializing in supersonic compression
- Source of Funding
  - US Department of Energy = $21.2MM
  - Dresser-Rand =
    - $24MM from November 2008 through November 2011
    - $25MM Option to purchase balance of the company upon successful testing of demonstration unit
  - Key Milestones
  - Currently quoting units for pilot carbon capture projects
  - Q2 2011 – Commission C02 Supersonic compressor test facility in Olean, NY
  - Q3 2011 – Q2 2012 Demonstration Unit Testing

American Electric Power (AEP) has committed $2MM to support commercial development of Ramgen compression technology

- *Supersonic CO2 Compressor Testing, Olean NY*





Test facility construction underway

Demo unit underway


RAMPRESSOR™



Rotor forging



Drive system components

DRESSER-RAND.

Conclusion

- Three platform extensions
- Focused on both traditional and emerging markets
- Built using core D-R technology and high-speed rotating equipment know-how
- Focused on expanding sustainable competitive position through strong value proposition

Leveraging technology as driver of profitable growth

DRESSER-RAND

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Financial Strategy

Mark Baldwin
Executive Vice President and Chief Financial Officer

DRESSER-RAND.

Delivered Promised Results by Executing a Consistent Strategy

Two key financial objectives

Increase new unit margins



14.0%
8.5%
3.0%
-2.5%
-8.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009

Grow aftermarket volume



$1000
$750
$500
$250
$0
New leadership team implemented growth strategy

- Key new unit initiatives:
  - Operational excellence
  - Supply chain management
  - Process innovation
  - Value selling
  - Flexible manufacturing

- Key aftermarket initiatives:
  - Installed Base Census
  - Sales Entitlement Model
  - Technology
  - Leverage Alliances
  - Applied Technology
  - Since '05 IPO:
    - Added 15 Service Centers
    - Acquired 8 companies

Credible Expectations

Strong Financial Performance
($ in Billions)


Operating Income % of Sales
Revenues
$2.4
$1.9
$1.4
16%
12%
8%
2006
2007
2008
2009
LTM 3Q10

Business model working

DRESSER-RAND.

Strong Relative Performance
(EPS Y-O-Y Earnings Growth)


DRC
Oil Service Group Average
2.0
1.0
0.0
-1.0
2006
2007
2008
2009
2010E

Analyst estimate: Oil Service Group Average; DRC 2010E basis First Call

Business model yields strong comparative results

DRESSER-RAND

Cumulative Total Shareholder Return



Indexed returns based on $100 investment on
August 5, 2005 (DRC IPO date)
$200
$150
$100
$50
08/05/05
12/30/05
12/29/06
12/31/07
12/31/08
12/31/09
10/31/10
Dresser-Rand Group Inc
S&P 500 Index
PHLX Oil Service Sector Index

DRC total stockholder return has exceeded OSX in the general market since the IPO

DRESSER-RAND

Low Capital Intensity

NWC as a % of LTM Sales


6.0%
4.0%
2.0%
0.0%
-2.0%
1.4%
3.9%
-0.8%
-1.5%
2.7%
5.0%
2005
2006
2007
2008
2009
9 mos 2010

12 pt. avg.
(except 2010)

- Custom-engineered equipment
- ~6 to 15 month cycle time
- Customer advance payments and progress payments finance working capital

Capex as a % of Sales


2.0%
1.5%
1.0%
0.5%
0.0%
1.1%
1.3%
1.3%
1.4%
1.8%
1.8%
1.0%
2004
2005
2006
2007
2008
2009
9 mos 2010

- 2010 ~ 1 ½ to 2% of sales
- Manufacturing strategy allows for low capital expenditures
- Aftermarket segment low capital intensity

DRESSER-RAND

Result - Significant Free Cash Flow
($ in Millions)


$900
$600
$300
$0
2006
2007
2008
2009
YTD 9/30/10
Free Cash Flow
Cumulative FCF

Flexible manufacturing + dependable aftermarket + low capital intensity = strong cash flow generation

DRESSER-RAND

Under-leveraged Balance Sheet



Net debt to capital
60%
40%
20%
0%
56%
45%
32%
14%
20%
11%
3%
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Sept. 10



Net debt to EBITDA
5.0
4.0
3.0
2.0
1.0
0.0
4.8
2.7
1.4
0.6
0.6
0.3
0.1
Dec. 04
Dec. 05
Dec. 06
Dec. 07
Dec. 08
Dec. 09
Sept. 10

Following 2004 LBO used FCF to pay down debt

DRESSER-RAND.

Possible Uses of Cash

- Internal
  - Capital expenditures
  - Research & development
- External
  - Strategic acquisitions
  - Share repurchase
  - Debt repayment
  - Dividends

IRR (along with strategic common sense) is key measure for allocating capital

Internal Uses of Cash – 2011 through 2013
($ in Millions)

	Average per year
Capital expenditures	
Sustaining ~1½ to 2% of sales	$35 -$50
Growth accelerators:	
Service center expansion Gas turbines Localization / local content	$30 -$40
Total estimate ~2.5 to 3.5% of sales	**$65-$90**
Research & development	
Historical ~1% of sales	$20-$25
Growth accelerators:	
ICS / subsea compression Steam turbine technology Supersonic compression	$10-$15
Total estimate ~1.8% of sales	**$30-$40**

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY®

DRESSER-RAND

Business Results
($ in millions, except EPS)


Sales
$4200
$2800
$1400
$0
2001
2003
2005
2007
2009
2011
2013
2015


Operating income
$800
$600
$400
$200
$0
2001
2003
2005
2007
2009
2011
2013
2015


EPS
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2007
2009
2011
2013
2015


CAGR - '10 - '15
30%
20%
10%
0%
10%
15%
15%
23%
20%
29%
Base
Accel.
Base
Accel.
Base
Accel.
Sales
Op. Income
EPS

DRESSER-RAND

Cumulative Total Shareholder Return



$600
$400
$200
$0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Buy backs, acquisitions and dividends
Accelerated case
Base case

Use excess cash and balance sheet to enhance shareholder value

Indexed returns based on $100 investment on August 5, 2005 (DRC IPO date)

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®



Summary & Closing

Vincent R. Volpe
President and CEO

DRESSER-RAND.

Market Dynamics

- We have taken a 20 year view of markets with the following expectations:
  - Major growth in oil & gas will come from outside the US
  - National Oil Companies will become increasingly prominent in supply decisions
  - The ability to provide goods and services locally will be critical
  - There will be a growing emphasis on renewables and environmentally "friendly" technologies which require high speed rotating equipment (leverage existing capabilities)

Opportunity to significantly increase the rate of profitable growth by successfully executing our long range plan

Governance Is In Place

- **11 Growth Initiatives** – each with an executive responsible and charter already in place
- **10 Infrastructure Initiatives** (local productivity & service expansion) – generally defined with clear, dedicated program management and resources
- **9 Operations Transformation Projects** in various stages of execution and launch
- Preliminary resource needs already identified by number of people, area of expertise and geography – recruiting and training programs in place / being developed

One day per month set aside for executive staff strategy initiative review

Continued Focus on Operational Excellence

	2001	2009	2015E
Revenue (in millions)	$887	$2,290	>$4000
Revenue ($/ft^2)	$225	$575	>$1000
Total labor hours (in millions	3.0	4.5	>8.5
- Subcontract & outsourced hours	~zero	0.5	>3.3
Operating income (in millions)	$21	$349	>$700
EPS ($/share)	NA	$2.57	>$5

A critical success factor is continued operational discipline

DRESSER-RAND

Conclusion

- Strong end markets
  +
- Leverage existing core technology
  +
- Targeted strategic initiatives
  +
- Selected infrastructure investment
  +
- Continued operational excellence
  =
- Accelerated profitable growth

→

- Prize quantified
- Initiatives identified
- Execution plans underway
- Governance in place
- Team with proven track record to execute

DRESSER-RAND

Questions & Answers

BRINGING ENERGY AND THE ENVIRONMENT INTO HARMONY.®











www.dresser-rand.com

info@dresser-rand.com

DRESSER-RAND.